UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2016

IMPRIVATA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36516	04-3560178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Maguire Road, Building 1, Suite 125 Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 674-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2016, Thomas Brigiotta notified Imprivata, Inc. (the “Company”) of his intention to resign from his position as Senior Vice President, Worldwide Sales of the Company in order to pursue other opportunities. To facilitate an orderly transition, Mr. Brigiotta has agreed to continue in his role as Senior Vice President, Worldwide Sales until August 5, 2016. The final terms of Mr. Brigiotta’s separation are still being finalized. The Company is not aware of any disagreement between Mr. Brigiotta and the Company as to the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release date June 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2016	IMPRIVATA, INC.

	By:	/s/ Jeffrey Kalowski
Jeffrey Kalowski Chief Financial Officer

Exhibit No.	Description

99.1	Press Release dated June 1, 2016